EXHIBIT 10(b)

THIRD AMENDED AND RESTATED REVOLVING
CREDIT PROMISSORY NOTE

$3,150,000.00	Stamford, Connecticut
April 30, 2002

FOR VALUE RECEIVED, ASTREX, INC., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the order of FLEET CAPITAL CORPORATION (the “Lender”), at the office of the Lender located at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, or such other office as the holder hereof may designate, in lawful money of the United States and in immediately available funds, the principal sum of Three Million One Hundred Fifty Thousand Dollars ($3,150,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Loans (as defined in the Credit and Security Agreement referred to below) made by the Lender to the Borrower pursuant to the Credit and Security Agreement, together with interest thereon as provided for below.  All capitalized terms unless defined herein shall have the meanings assigned to them in the Credit and Security Agreement.

1.             Payment of Principal.  Borrower shall pay the outstanding principal balance of each Revolving Credit Loan in full on the Revolving Credit Maturity Date.

2.             Interest Rate: Payment of Interest.  Borrower shall pay interest on the aggregate unpaid principal balance of the Revolving Credit Loans outstanding from time to time at the applicable rate or rates set forth in the Credit and Security Agreement dated July 9, 1997 between the Borrower, T.F. Cushing, Inc. and the Lender, as amended, supplemented or otherwise modified from time to time (the “Credit and Security Agreement”).  Interest shall be payable, in arrears, and on each Revolving Credit Interest Payment Date and shall also be payable on the Revolving Credit Maturity Date.  Anything contained in this Note to the contrary notwithstanding, during any period in which an Event of Default is continuing, the interest rate hereunder shall, at the option of the Lender, be increased to the Default Rate, and all interest accruing at such rate shall be payable upon demand by the Lender.

Interest shall commence to accrue on the date hereof and shall continue to accrue until all principal hereof is paid in full (whether before or after maturity or judgment).  Interest under this Note shall be computed on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed.

3.             Optional and Mandatory Prepayments.  Optional and mandatory prepayments of the Revolving Credit Loans shall be made in accordance with Section 1.7 of the Credit and Security Agreement.

4.             Expenses.  Borrower shall pay or reimburse the Lender, on demand, for all costs and expenses, including, but not limited to, the reasonable fees and disbursements of legal counsel, appraisers, accountants and other experts employed by the Lender, incurred in the administration, preservation, defense, protection, or collection or other enforcement of this Note or in foreclosing or otherwise enforcing any security interest securing the payment of this Note or in sustaining or protecting the lien or priority of any such security interest, or in attempting to do any of the foregoing.

5.             Credit and Security Agreement; Lender’s Records.  This Note evidences Revolving Credit Loans under, and has been executed and delivered by the Borrower in accordance with, the terms and conditions of the Credit and Security Agreement, which Credit and Security Agreement, among other things, contains provisions with respect to prepayment (optional and mandatory), and the acceleration of the unpaid principal of, and accrued and unpaid interest on the Revolving Credit Loans upon the occurrence and at any time during the continuance of any Event of Default.  The Lender is entitled to the benefits of the Credit and Security Agreement and the other Financing Documents and may enforce the covenants and other agreements of the Borrower contained therein, and the Lender may exercise the respective rights, remedies and powers provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

The records of the Lender shall be prima facie evidence of the Revolving Credit Loans, any accrued interest thereon and all principal and interest payments made in respect thereof; provided, that no failure of the Lender to timely record any transaction, or any error therein, shall in any way affect or impair any liability or other obligation of the Borrower to the Lender.

6.             Certain Waivers.  Borrower and any indorser hereof or any other party hereto or any guarantor hereof (collectively, the “Obligors”) and each of them (i) waive(s) presentment, diligence, protest, demand, notice of demand, notice of acceptance or reliance, notice of non-payment, notice of dishonor, notice of protest and all other notices to parties in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any collateral or other security; (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note, any other Financing Document or the debt(s) or collateral evidenced hereby or thereby or any waivers of any term hereof or thereof, any release, surrender, taking of additional, substitution, exchange, failure to perfect or record any interest in, failure to preserve or realize upon, failure to lawfully dispose of, or any other impairment of, any collateral or other security, or any other failure to act by the Lender or any other forbearance or indulgence shown by the Lender, from time to time and in one or more instances (without notice to or assent from any of the Obligors) and agree(s) that none of the foregoing shall release, discharge or otherwise impair any of their liabilities; (iii) agree(s) that the full or partial release or discharge of any Obligor(s) shall not release, discharge or otherwise impair the liabilities of any other Obligor(s); and (iv) waive(s) any defenses based on suretyship or impairment of collateral.

7.             Commercial Transaction: Jury Waiver.  (a) THE BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A “COMMERCIAL TRANSACTION” WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, AND THAT ANY MONIES, PROPERTY OR SERVICES WHICH ARE THE SUBJECT OF SUCH TRANSACTION ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.  THE BORROWER HEREBY WAIVES ANY RIGHT WHICH BORROWER MIGHT HAVE TO A NOTICE AND A HEARING, UNDER SECTIONS 52-278a-52-278g, INCLUSIVE, OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER APPLICABLE FEDERAL OR STATE LAW.  IN THE EVENT THE LENDER (OR ITS SUCCESSORS OR ASSIGNS) SEEKS ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS NOTE, THE CREDIT AND SECURITY AGREEMENT OR ANY OTHER FINANCING DOCUMENT.

(b)           THE BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND, ARISING UNDER OR OUT OF, OR OTHERWISE RELATED TO OR OTHERWISE CONNECTED WITH THIS NOTE OR ANY OTHER FINANCING DOCUMENT.

8.             Binding Nature.  This Note shall bind the Borrower and Borrower’s successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.  The term “Lender” as used herein shall include, in addition to the Lender, any successors, indorsees, or other assignees of Lender and shall also include any other holder of this Note.  Any transferee of this Note shall have the rights of a holder in due course under Article 3 of the Connecticut Uniform Commercial Code if the transferee took rights under this Note in good faith for value and without notice of a claim or defense.

9.             Governing Law.  This Note shall be governed by, and construed and interpreted in accordance with the laws the State of Connecticut, without regard to its rules pertaining to conflicts of laws thereunder.

10.           Amended and Restated Note.  This Note (i) amends and restates the Second Amended and Restated Revolving Credit Promissory Note, dated May 14, 1999, from the Borrower to Fleet National Bank (the “Existing Note”), (ii) evidences, in addition to any Revolving Credit Loans made by the Lender on or after the date hereof, any Revolving Credit Loans outstanding as of the date hereof and previously evidenced by the Existing Note and (iii) and is a modification with respect to, and does not constitute a novation of, any such outstanding Revolving Credit Loans.

Anything contained herein to the contrary notwithstanding, and in addition to, and not in limitation of, any other obligations of the Borrower hereunder, the Borrower shall pay to the Lender in accordance with the Credit and Security Agreement any unpaid interest which has accrued under the Existing Note, as of the date hereof, on any outstanding Revolving Credit Loans.

IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the day and year first written above.

WITNESSES:	ASTREX, INC.

/s/ Mary Murphy	By:	/s/ Michael McGuire
Name:

/s/ Lori A. Sarnataro
Name: